EXHIBIT 99.10

GSAA 04-5


      Assumptions:
      The Pricing prepayemnt assumptions are applied
      Static Libor curves as indicated
      45% loss severity
      100% advancing
      6 month recovery lag
      Deal priced to the call
      Bond price as indicated
      Loss occur during life of bond

      ----------------------------------------------------------------------------------------------------------------------------
                                                       First Dollar of Loss       First Dollar of Loss      First Dollar of Loss
      ----------------------------------------------------------------------------------------------------------------------------
                                                         50% Prepay Spped          100% Prepay Spped          150% Prepay Spped
      ----------------------------------------------------------------------------------------------------------------------------
              Class AF4        CDR                                      5.97                       8.75                     11.79
                               Yield                                  6.3981                     6.6384                    6.9376
          Price = 96.4978%     WAL                                     12.11                       6.28                      4.01
                               Modified Duration                        8.31                       5.04                      3.43
                               Principal Window                May14 - Jan17              Jan09 - Aug11             May07 - Apr09
                               Principal Writedown          28,887.03 (0.07%)          30,624.78 (0.07%)          3,457.56 (0.01%)
                               Total Collat Loss       41,617,584.79 (13.76%)     34,620,620.91 (11.45%)    31,752,877.12 (10.50%)
      ----------------------------------------------------------------------------------------------------------------------------
              Class M1         CDR                                      4.42                       6.10                      8.04
                               Yield                                  6.0855                     6.0915                    6.1418
          Price = 98.9207%     WAL                                     13.66                       7.82                      5.24
                               Modified Duration                        9.08                       6.08                      4.37
                               Principal Window                Feb18 - Feb18              Apr12 - Apr12             Sep09 - Sep09
                               Principal Writedown          24,726.06 (0.29%)          37,731.12 (0.44%)         19,978.02 (0.23%)
                               Total Collat Loss       33,466,849.33 (11.07%)      26,113,225.74 (8.64%)     23,217,474.36 (7.68%)
      ----------------------------------------------------------------------------------------------------------------------------


      1mL = 1.2788%
      6mL = 1.9187%


      No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.